UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
DTE Energy Company (DTE Energy) is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued July 29, 2010, announcing financial results for the quarter ended June 30, 2010. A copy of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of the Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 8.01. Other Events.
On July 27, 2010, Michigan Consolidated Gas Company (MichCon) filed a general rate case, No. U-16400, with the Michigan Public Service Commission (MPSC). The full text of the filing is available on the MPSC’s website (http://efile.mpsc.cis.state.mi.us/efile/) under case number U-16400. MichCon is a wholly-owned subsidiary of DTE Energy.
On July 29, 2010, DTE Energy posted a summary and discussion of the filing in the MichCon rate case to the DTE Energy website at www.dteenergy.com. The summary is attached as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Earnings Release of DTE Energy Company dated July 29, 2010.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated July 29, 2010.

99.3	Summary of Michigan Consolidated Gas Company’s Rate Case Filing U-16400, dated July 29, 2010.
This combined Form 8-K represents separate filings by the Detroit Edison Company (Detroit Edison) and DTE Energy. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Detroit Edison makes no representations as to the information relating to DTE Energy’s other operations, including MichCon.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and Detroit Edison’s 2009 Form 10-K and 2010 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: July 29, 2010

DTE ENERGY COMPANY (Registrant)
/s/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

THE DETROIT EDISON COMPANY (Registrant)
/s/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release of DTE Energy Company dated July 29, 2010.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated July 29, 2010.

99.3	Summary of Michigan Consolidated Gas Company’s Rate Case Filing U-16400, dated July 29, 2010.